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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)________________________________ November 3, 1998
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FCC National Bank on behalf of First Chicago Master Trust II
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(Exact name of registrant as specified in its charters)



United States of America            0-16337                           51-0269396
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware                  19801
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(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:   302-656-5020
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Item 5.  Other Events.
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       On November 2, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of Class A Floating Rate Asset Backed Certificates, Series 1998-V of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.


Item 7.  Financial Statements and Exhibits.
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(c)    Exhibits

       Exhibit Number  Description of Exhibit
       --------------  ----------------------

           99.01 Series Term Sheet dated November 2, 1998, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 1998-V of the First Chicago Master Trust II.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FCC NATIONAL BANK
                                        -------------------------------------
                                        (Registrant)



Date: November 3, 1998                  By  /s/ Sharon A. Renchof
                                           ----------------------------------
                                        Title:  Assistant Secretary
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                               INDEX TO EXHIBITS

Exhibit                       Description of                   Sequential Page
 Number                           Exhibit                           Number
--------                     ----------------                 -----------------

  99.01                 Series Term Sheet dated November
                        2, 1998, with respect to the
                        proposed issuance of the Class A
                        Floating Rate Asset Backed
                        Certificates, Series 1998-V of
                        the First Chicago Master Trust II.